Exhibit 10.2

Chevron #13-17

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 18th day of December, 2002, from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2002-D, Limited Partnership, (herein called "Assignee"):

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.      The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.      The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.      The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.      The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this assignment in the manner and to the extent described in Paragraph 1, above.

Chevron #13-17

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

Witnesses:	PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
/s/ Susan A. Foster
Susan A. Foster

/s/ Rhonda L. Hunt	BY:	/s/ William D. Gainor
Rhonda L. Hunt		William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
)            TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 28th day of January, 2003 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada) Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia
County of Harrison
My Commission expires: June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. 0. Box 26
Bridgeport, WV 26330

Chevron 13-17D
Lease No. 691300

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 1, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2002-D Limited Partnership, a West Virginia limited partnership whose address is P. 0. Box 26, Bridgeport, West Virginia 26330.

1.      Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated December 18, 2002 and recorded as Instrument No. 631822 in the real property records of Garfield County, Colorado.

2.      Amendment. Petroleum Development Corporation and PDC 2002-D Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.      Effective Date. The parties intend that his amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2002-D LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
§            ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 30th day of March, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2002-D Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My commission expires: June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 13-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: NW4SW4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 12-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: SW4NW4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 31-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: NW4NE4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 41-7D	Chevron USA, Inc.	03-18-2003	623086 Book 1447 / Page 573	T6S, R96W Sec. 7: NE4NE4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 32-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: SW4NE4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 42-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: SE4NE4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 33-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: W2SE4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 43-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: NE4SE4	Garfield	Colorado	0.99955	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 42-5D	Chevron Shale Oil Company	07-31-2001	593765/1312	T6S, R96W Sec. 5: E2NE4	Garfield	Colorado	0.99955	687900

J & L Farms #22-29

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 3rd day of January, 2003, from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2002-D, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.      The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to he undivided interest here being assigned, but the Assignee shall have, as a result of this assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.      The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.      The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.      The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses', servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this assignment in the manner and to the extent described in Paragraph 1, above.

J & L Farms 22-29

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

Witnesses:	PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
/s/ Susan A. Foster
Susan A. Foster

/s/ Rhonda L. Hunt	BY:	/s/ William D. Gainor
Rhonda L. Hunt		William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
)            TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 13th day of January, 2003 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada) Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia
County of Harrison
My Commission expires: June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. 0. Box 26
Bridgeport, WV 26330

J & L Farms 22-29
Lease No. 690300

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 1, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2002-D Limited Partnership, a West Virginia limited partnership whose address is P. 0. Box 26, Bridgeport, West Virginia 26330.

1.      Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated January 3, 2003 and recorded as Instrument No. 3083581 in the real property records of Garfield County, Colorado.

2.      Amendment. Petroleum Development Corporation and PDC 2002-D Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.      Effective Date. The parties intend that his amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2002-D LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
§            ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 30th day of March, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2002-D Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My commission expires: June 2, 2009

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 42-36	The Gaddis Family Registered Limited Liability Limited Partnership	11-01-2001	2949208	T4N, R68W Sec. 36: SE4NE4	Weld	Colorado	0.99955	683300
	Booth Land & Livestock Co.	10-22-2002	3159884	T4N, R68W Sec. 36: Parcel in S2N2 Containing 8.07 acres				736500
	Ronald L. Morris And Nanette L. Morris	11-18-2001	2926205	T4N, R68W Sec. 36; Parcel in S2N2 Containing 8.5 acres				686300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 22-29	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec. 29: SE4NW4	Weld	Colorado	0.87460625	690300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Seele 42-31	Anadarko E & P Co., LP and Anadarko Land Corp.	01-31-2003	3078717	T4N, R67W Sec. 31: SE4NE4	Weld	Colorado	0.79964	653500

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Baker 31-5	Union Pacific Resources Co.	02-07-2000	2768455	T4N, R63W Sec. 5: NWNE	Weld	Colorado	0.79964	657101

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Baker 42-5	Union Pacific Land Resources Corp.	02-07-2000	2768455	T4N, R63W Sec. 5: SE4NE4	Weld	Colorado	0.79964	657100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wyscaver 13-5	Union Pacific Resources Corp.	02-07-2000	2768456	T4N, R67W Sec. 5: NW4SW4	Weld	Colorado	0.79964	657100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wyscaver 24-5	Union Pacific Resources Corp.	02-07-2000	2768456	T4N, R63W Sec. 5: SE4SW4	Weld	Colorado	0.79964	657100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Zimmerman 14-17	RME Petroleum Company	07-09-2001	2911649	T5N, R67W Sec. 17: SW4SW4	Weld	Colorado	0.79964	654700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Fickel 31-21	RME Petroleum Company	12-27-2001	2955794	T4N, R67W Sec. 21: NW4NE4	Weld	Colorado	0.79964	681800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
McKee 41-21	Union Pacific Resources Co.	08-02-1989	2198463/1249	T6N,R64W Sec. 21: NE4NE4	Weld	Colorado	0.87460625	681200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
McKee 31-21	Union Pacific Resources Co.	05-31-1990	2225865/1275	T6N, R64W Sec. 21: NW4NE4	Weld	Colorado	0.87460625	681200

EXHIBIT -A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 42-29	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec. 29: SE4NE4	Weld	Colorado	0.87460625	690400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OP WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Weideman 24-22	Kaveny, Ruth L.	07-01-1987	2107055-1163	T4N, R66W, Sec. 22: E2SW4	Weld	Colorado	0.87460625	686500
	Kaveny, Gerry L.	07-01-1987	2107056/1163
	Kaveny, R.L. and Kaveny, Rachel	07-01-1987	2107054/1163
	Kaveny, Violet, Trustee of the Gaelyn D. Kaveny Trust	07-01-1987	2107057/1163
	Wiedeman, Terry L. and Wiedeman, Janice L.	06-15-19S7	2105609/1162
	Framers Independent Ditch Co.	10-01-1987	2118625/1174
	Oster, Robert C. and Oster, Nellie M.	11-21-1981	1878843/958
	Alles, Elizabeth	02-28-1990	2209751/1260
	Gartrell, Harry Arlo and Gartrell, Ruth A.	02-09-1990	2207706/1258
	Chacon, Rudy and Chacon, Rosie	02-09-1990	2208852/1259
	Eilers, Virgil and Eilers, Marion	02-09-1990	2206233/1256
	Southgate, Inc.	05-14-1985	2013222/1072
	Kibel,Art and Kibel, Letha	02-09-1990	2206234/1256
	Baucom, Bill and Baucom, Beth	02-09-1990	2205987/1256
	Gonzales, Socorro and Gonzales, Guadalupe	03-31-2003	3050237
	Mauricio, Jorge	03-31-2003	3050239

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
JT 23-22	Kaveny, Ruth L.	07-01-1987	2107055/1163	T4N, R66W Sec. 22: E2SW4	Weld	Colorado	0.87460625	686500
	Kaveny, Gerry L.	07-01-1987	2107056/1163
	Kaveny, R.L. and Kaveny, Rachel	07-01-1987	2107054/1163
	Kaveny, Violet, Trustee of the Gaelyn D. Kaveny Trust	07-01-1987	2107057/1163
	Wiedeman, Terry L. and Wiedeman, Janice L.	06-15-1987	2105609/1162
	Framers Independent Ditch Co.	10-01-1987	2118625/1174
	Oster, Robert C. and Oster, Nellie M.	11-21-1981	1878843/958
	Alles, Elizabeth	02-28-1990	2209751/1260
	Gartrell, Harry Arlo and Gartaell, Ruth A.	02-09-1990	2207706/1255
	Chacon, Rudy and Chacon, Rosie	02-09-1990	2208852/1259
	Eilers, Virgil and Eilers, Marion	02-09-1990	2206233/1256
	Southsate, Inc.	05-14-1985	2013222/1072
	Kibel, Art and Kibel, Letha	02-09-1990	2206234/1256
	Baucom, Bill and Baucom, Beth	02-09-1990	2205987/1256
	Gonzales, Socorro and Gonzales, Guadalupe	03-31-2003	3050237
	Mauricio, Jorge	03-31-2003	3050239

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 33-21	Union Pacific Land Resource Corp.	05-15-1998	2652401	T5N, R63W Sec. 21: NW4SE4	Weld	Colorado	0.779649	648200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 31-21	Union Pacific Land Resources Corp.	05-15-1998	2652401	T5N, R63W Sec. 21: NW4NE4	Weld	Colorado	0.779649	648200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 42-21	Union Pacific Land Resources Corp.	05-15-1995	2652401	T5N, R63W Sec. 21: SE4NE4	Weld	Colorado	0.779649	648200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Knox 41-3	RME Petroleum Co.	12-17-2001	2952961	T5N, R67W Sec. 3: NE4NE4	Weld	Colorado	0.79964	682100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Miller 21-31	Anadarko E & P Co. and Anadarko Land Corp.	03-25-2003	3225683	T6N, R63W Sec. 31: NE4NW4	Weld	Colorado	0.79964	691200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-2	Petroleum Development Corp.	08-20-2002	2996355	T5N, R63W Sec. 2: SW4SW4	Weld	Colorado	0.99955	687500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Johnson 13-4	A. Bruce Johnson	01-10-2003	3027313	T6N, R65W Sec. 4: NW4SW4	Weld	Colorado	0.99955	690900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Johnson 14-4	A. Bruce Johnson	01-10-2003	3027313	T6N,R65W Sec. 4: SW4SW4	Weld	Colorado	0.99955	690900

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Monson 14-20D	Monson Brothers Company	01-10-2003	3027312	T6N, R65W Sec 20: SW4SW4	Weld	Colorado	0.99955	691600
	USA	05-01-2003	3173822	T6N, R63W Sec. 8: SW4SE4				734100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Monson 24-20	Monson Bros. Co.	01-10-2003	3027312	T6N, R65W Sec. 20: SE4SW4	Weld	Colorado	0.99955	691600

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Hoff #33-6	Alice S. Carr	11-04-1983	1948964/1014	T5N, R64W, Sec. 5: NW/4SW/4 Sec. 6; NE/4SE/4	Weld	CO	0.92058209	664300
	Webster Land & Cattle Co.	06-02-1981	1870850 / 949	T5N, R64W, Sec. 5: E/2NW/4 PO Sec. 6
	Charles G. Monroe & Co.	11-04-1983	1948965/1014	T5N, R64W, Sec. 5: NW/4SW/4 Sec. 6: NE/4SE/4
	Herman R. Hoff, et ux	06-30-1981	1870848/949	T5N, R64W, Sec. 5: E/2NW/4, NW/4NE/4 POS/2SW/4 & SW/4SE/4
	Louise E. Newbanks	01-08-2002	2943014	T5N, R64W, Sec. 6: NW/4SE/4, —except West 662.3-feet
	Delmar Lee Burns, et ux	01-08-2002	2943015	T5N, R64W, Sec. 6: W662.3'of NW/4SE/4, Except .68 acres in NW corner

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Meyer 41-7	Anadarko E & P Co., LP	06-15-2001	2911640	T4N, R63W Sec. 7: NE4NE4	Weld	Colorado	0.79964	657300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 23-11	Anadarko E & P Company	05-05-2003	3158654	T5N, R63W Sec. 11: NE4SW4	Weld	Colorado	0.79964	688200